UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CenterPoint Energy, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V61908-P21033 BROADRIDGE CORPORATE ISSUER SOLUTIONS P.O. BOX 1342 BRENTWOOD, NY 11717 CENTERPOINT ENERGY, INC. 2025 Annual Meeting Vote by April 15, 2025 11:59 PM ET. For shares held in a Plan, vote by April 11, 2025 11:59 PM ET. You invested in CENTERPOINT ENERGY, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 16, 2025. We encourage you to access and review all of the information included in the proxy materials before voting. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 2, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. *Please check the meeting materials for any special requirements for meeting attendance and directions to the meeting. At the meeting, you will need to request a ballot to vote these shares in person. Vote in Person at the Meeting* April 16, 2025 8:30 a.m. CT Auditorium 1111 Louisiana Street Houston, Texas 77002

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V61909-P21033 Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Wendy Montoya Cloonan For 1b. Barbara J. Duganier For 1c. Christopher H. Franklin For 1d. Laurie L. Fitch For 1e. Raquelle W. Lewis For 1f. Thaddeus J. Malik For 1g. Manuel B. Miranda For 1h. Theodore F. Pound For 1i. Dean L. Seavers For 1j. Phillip R. Smith For 1k. Jason P. Wells For 2. Ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for 2025. For 3. Approve the advisory resolution on executive compensation. For 4. Approve an amendment to the CenterPoint Energy, Inc. Stock Plan for Outside Directors, as amended and restated, to increase the number of shares of our common stock reserved for issuance under the plan by 350,000 shares. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.